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Berndel Black Blend

100% Arabica

This 100% arabica blend is perfectly balanced between body and aromas, creamy and sweet, with a low acidity and light hints of chocolate. We believe it is the right combination of natural arabica from South America and washed arabica from Central America.

The Berndel signature blend takes the name of our family because it best identifies the long research and attention to quality that we give to all our products.

Bag: 250g / 1000g


UNDERground

CBD
Coffee


UNDERground
CBD

Black Blend

100% Arabica

A delicate and high profile blend that harmonizes the fine aromatic quality of high altitude central American washed arabica, with the full body of the natural Brazilian arabica.

Bag: 250g / 1000g

CBD
Coffee

CBD

UNDERground


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GUMMY BEARS
CBD INFUSED
CBD 500MG